EXHIBIT 4.1

[Front of Certificate]

Incorporated Under the Laws of

The Commonwealth of Massachusetts

Common Stock

$.01 Par Value

BOSTON PACIFIC MEDICAL, INC.

Number Shares

CUSIP NO. 101054 10 4

THIS CERTIFIES THAT

IS THE RECORD HOLDER OF THE COMMON STOCK OF

Boston Pacific Medical, Inc.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.

Dated:

/s/ Kip Eardley /s/ Brant Dees

Secretary President

Boston Pacific Medical, Inc.

Corporate

Seal

Massachusetts

Countersigned & Registered

Atlas Stock Transfer Corporation

5899 South State Street

Salt Lake City, Utah 84107

By: _____________________

[Back of Certificate]

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM as tenants in common UNI GIFT MIN ACT . . . . . . . Custodian . . . . . . .

TEN ENT as tenants by the entireties (Cust) (Minor)

JT TEN as joint tenants with right of under Uniform Gifts to Minors survivorship and not as Act . . . . . . . . . . . . . . .

tenants in common (State)

Additional abbreviations may also be used though not in the above list.

For Value Received, _____________________ hereby sell, assign and transfer unto

_____________________________

Please insert social security or other

identifying number of assignee

_______________________________________________________________________

(Please print or typewrite name and address, including zip code, of assignee)

_______________________________________________________________________

_______________________________________________________________________

______________________________________________________ Shares of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint _________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _____________________

Signature _______________________________

_______________________________

Notice: The signature of this assignment must

correspond with the name as written upon the

face of the certificate in every particular

without alteration or enlargement or any

change whatever

Signature Guaranteed By: ___________________

(Please have signature guaranteed by a National Bank

through its officer of by a member firm of a major stock

exchange)